Exhibit 10.02.2

                                                                  CONFORMED COPY

                      AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 10, 1998 among COMMERCIAL CREDIT COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of July 18, 1997 (the "Credit Agreement");

         WHEREAS, the parties hereto desire to amend the Credit Agreement as specified below and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended and restated hereby.

         SECTION 2. Additional Co-Syndication Agents. Citicorp Securities, Inc. and Salomon Brothers Inc shall each become a Co-Syndication Agent in addition to Chase Securities Inc.

         SECTION 3. Definitions. (a) The definition of "Borrower's 1996 Form 10-K" in Section 1.01 of the Credit Agreement is replaced with the following definition:

         "Borrower's 1997 Form 10-K" means the Borrower's annual report on Form 10-K for 1997, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         (b) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

         "Termination Date" means, for any Bank, July 9, 1999, as such date may be extended from time to time with respect to such Bank pursuant to Section 2.01(b) or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business day.

     SECTION 4. Pricing. (a) The definition of "CD Margin" in Section 2.07(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "CD Margin" means .275%.

         (b) The definition of "Euro-Dollar Margin" in Section 2.07(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

         Euro-Dollar Margin" means .15%

         (c) The first sentence of Section 2.08 of the Credit Agreement is hereby deleted and replaced with the following:

              The Borrower shall pay to the Agent for the account of each Bank a facility fee at the rate of .05% per annum.

     SECTION 5. Update of financial Representation. Section 4.04 of the Credit Agreement is amended to read in full as follows:

              SECTION 4.04. Financial Information. (a) The consolidated statement of financial position of the Borrower and its Consolidated Subsidiaries as of December 31, 1997 and the related consolidated statements of earnings, changes in shareholder's equity and cash flows for the fiscal year then ended, reported on by KPMG Peat Marwick and incorporated in the Borrower's 1997 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

         (b) The unaudited consolidated statement of financial position of the Borrower and its Consolidated Subsidiaries as of March 31, 1998 and the related unaudited consolidated statements of income and cash flows for the three months then ended, set forth in the Borrower's quarterly report for the fiscal quarter ended March 31, 1998 as filed with the Securities and Exchange Commission on Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

         (c) Since March 31, 1998 there has been no material adverse change in the financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

         SECTION 6. Amendments to Commitments. With effect from and including the date this Amended and Restated Credit Agreement becomes effective in accordance with Section 9, (i) the aggregate amount of the Commitments is increased to $1,350,000,000, (ii) each of the Persons listed on the signature pages hereof which is not a party to the Credit Agreement (each a "New Bank") shall become a Bank party to the Credit Agreement and (iii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 9.03 of the Credit Agreement shall continue to inure to the benefit of each such Bank.

     SECTION 7. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

     (a)  no Default has occurred and is continuing; and

     (b) each representation and warranty of the Borrower set forth in Article 4 of the Credit Agreement is true and correct as though made on and as of such date.

     SECTION 8. Governing Law. This Amended and Restated Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 9. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date when the Agent shall have received (i) duly executed counterparts hereof signed by the Borrower and each of the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); (ii) the Agent shall have received an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit E to the Credit Agreement with reference to this Amended and Restated Credit Agreement and the Agreement as amended and restated hereby, and (iii) the Agent shall have received all


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

documents it may reasonably request relating to the existence of the Borrower, the corporate authority for this Amended and Restated Credit Agreement, the validity of the Agreement as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        COMMERCIAL CREDIT COMPANY


                                        By: /s/ Robert Matza
                                            ----------------
                                            Title: Vice President and
                                                   Treasurer


                                        By: /s/ Daniel E. Rubenstein
                                            ------------------------
                                            Title: Vice President and
                                                   Assistant Treasurer

Commitments
-----------

$80,000,00                              MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                        By: /s/ Maria H. Dell'Aquila
                                            ------------------------
                                            Title: Vice President


$80,000,000                             THE CHASE MANHATTAN BANK


                                        By: /s/ Christine Herrick
                                            ---------------------
                                            Title: Vice President


$60,000,000                             THE BANK OF NOVA SCOTIA


                                        By: /s/ Todd Meller
                                            ---------------
                                            Title: Senior Relationship Manager


$60,000,000                             CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Renaud D'Herbes
                                            -------------------
                                            Title: Senior Vice President


$60,000,000                             CREDIT SUISSE FIRST BOSTON


                                        By: /s/ Jay Chall
                                            -------------
                                            Title: Director


                                        By: /s/ James H. Lee
                                            ----------------
                                            Title: Assistant Vice President

$60,000,000                             THE FIRST NATIONAL BANK OF CHICAGO


                                        By: /s/ Samuel W. Bridges
                                            ---------------------
                                            Title: First Vice President


$60,000,000                             LLOYDS BANK PLC


                                        By: /s/ Paul D. Briamonte
                                            ---------------------
                                            Title: Director, Acquisition &
                                                   Project Finance, USA


                                        By: /s/ Mela Dorgan
                                            ---------------
                                            Title: Assistant Vice President,
                                                   Structured Finance


$60,000,000                             MELLON BANK


                                        By: /s/ Gregory R. Schultz
                                            ----------------------
                                            Title: Vice President


$60,000,000                             NATIONSBANK, N.A.,
                                        successor by merger to NationsBank
                                        of Texas, N.A.


                                        By: /s/ Elizabeth Kurilecz
                                            ----------------------
                                            Title: Senior Vice President


$50,000,000                             BANK OF AMERICA NT & SA


                                        By: /s/ Elizabeth W. F. Bishop
                                            --------------------------
                                            Title: Vice President

$50,000,000                             BANK OF MONTREAL


                                        By: /s/ Brian L. Banke
                                            ------------------
                                            Title: Director


$50,000,000                             THE BANK OF NEW YORK


                                        By: /s/ Joseph M. Morgan
                                            --------------------
                                            Title: Vice President


$50,000,000                             THE BANK OF TOKYO-MITSUBISHI LTD.


                                        By: /s/ Douglas Weir
                                            ----------------
                                            Title: Vice President


$50,000,000                             CARIPLO-CASSA DI RISPARMIO DELLE
                                        PROVINCIE LOMBARDE S.P.A.


                                        By: /s/ Anthony F. Giobbi
                                            ---------------------
                                            Title: First Vice President


                                        By: /s/ Maria Elena Greene
                                            ----------------------
                                            Title: Assistant Treasurer


$50,000,000                             DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

                                        By: /s/ Andrew S. Resnick
                                            ---------------------
                                            Title: Vice President


                                        By: /s/ Ya-Roo Yang
                                            ---------------
                                            Title: Assistant Treasurer

$50,000,000                             FLEET NATIONAL BANK


                                        By: /s/ Kenneth G. Ahrens
                                            ---------------------
                                            Title: Senior Vice President


$50,0000,000                            ROYAL BANK OF CANADA


                                        By: /s/ Gary Overton
                                            ----------------
                                            Title: Senior Manager


$50,000,000                             WELLS FARGO BANK


                                        By: /s/ David B. Hollingsworth
                                            --------------------------
                                            Title: Vice President


                                        By: /s/ Mark Haberecht
                                            ------------------
                                            Title: Assistant Vice President


$35,000,000                             PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ Robert E. Bjorhus, Jr.
                                            --------------------------
                                            Title: Vice President


$30,000,000                             CREDIT COMMERCIAL DE FRANCE


                                        By: /s/ Fabrice van Moere
                                            ---------------------
                                            Title: Assistant Vice President


                                        By: /s/ Steven Broad
                                            ----------------
                                            Title: Senior Vice President

$30,000,000                             DEN DANSKE BANK AKTIESELSKAB
                                        CAYMAN ISLANDS BRANCH


                                        By: /s/ Henrik K. Ibsen
                                            -------------------
                                            Title: Vice President


                                        By: /s/ George Neofitidis
                                            ---------------------
                                            Title: International Banking Officer


$30,000,000                             THE SAKURA BANK, LIMITED


                                        By: /s/ Yasumasa Kikuchi
                                            --------------------
                                            Title: Senior Vice President


$30,000,000                             UNION BANK OF SWITZERLAND


                                        By: /s/ Charles Griggs
                                            ------------------
                                            Title: Director


                                        By: /s/ Virginia M. Loebel
                                            ----------------------
                                            Title: Executive Director


$25,000,000                             NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                        NEW YORK BRANCH


                                        By: /s/ Stephen K. Hunter
                                            ---------------------
                                            Title: Senior Vice President


                                        By: /s/ Irene A. Burczynski
                                            -----------------------
                                            Title: Vice President


$20,000,000                             FIRST UNION NATIONAL BANK


                                        By: /s/ Jane W. Workman
                                            -------------------
                                            Title: Senior Vice President

$20,000,000                             WACHOVIA BANK, N.A.


                                        By: /s/ Terence C. Suellings
                                            ------------------------
                                            Title: Senior Vice President


$15,000,000                             BANCA MONTE DEI PASCHI DI SIENA S.P.A.


                                        By: /s/ S.M. Sondak
                                            ---------------
                                            Title: First Vice President & Dep.
                                                   General Manager


                                        By: /s/ Brian R. Landy
                                            ------------------
                                            Title: Vice President


$15,000,000                             BANQUE NATIONALE DE PARIS


                                        By: /s/ Frances Melville
                                            --------------------
                                            Title: Assistant Treasurer


                                        By: /s/ Veronique Marcus
                                            --------------------
                                            Title: Assistant Vice President


$15,000,000                             FIRST HAWAIIAN BANK


                                        By: /s/ Scott R. Nahme
                                            ------------------
                                            Title: Vice President


$15,000,000                             KEYBANK NATIONAL ASSOCIATION


                                        By: /s/ Lawrence A. Mack
                                            --------------------
                                            Title: Senior Vice President

$15,000,000                             THE NORTHERN TRUST COMPANY


                                        By: /s/ John E. Burda
                                            -----------------
                                            Title: Second Vice President


$15,000,000                             TORONTO DOMINION (NEW YORK), INC.


                                        By: /s/ Warren Finlay
                                            -----------------
                                            Title: Vice President


$10,000,000                             THE FIRST NATIONAL BANK OF MARYLAND


                                        By: /s/ Stewart T. Shettle
                                            ----------------------
                                            Title: Vice President


$0                                      CITIBANK N.A.


                                        By: /s/ Michael Mauerstein
                                            ----------------------
                                            Title: Managing Director


Total Commitment
----------------
$1,350,000,000
================

                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK, as Agent


                                        By: /s/ Maria H. Dell'Aquila
                                            ------------------------
                                            Title: Vice President